UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 15, 2006

NEWMONT MINING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification Number)

1700 Lincoln Street

Denver, Colorado 80203

(Address and zip code of principal executive offices)

(303) 863-7414

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2006, the Board of Directors of the Company approved an amendment to Article I, Section 3 of the Corporation’s By-Laws (the “By-Laws”), permitting the Company to use electronic means to provide notice to stockholders and permitting stockholders to waive any notice by electronic means. In addition, the Board approved an amendment to Article II, Section 3 of the By-Laws, permitting the use of electronic means to notify directors of upcoming meetings.

The foregoing descriptions of the amendments to the By-Laws are qualified in their entirety by reference to the complete text of the By-Laws, as amended and restated effective as of January 1, 2007. A copy of the By-Laws, as amended and restated, is attached as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Newmont Mining Corporation By-Laws, as amended and restated January 1, 2006

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

By:	/s/ Sharon E. Thomas
Name:	Sharon E. Thomas
Title:	Vice President and Secretary

Dated: December 18, 2006

EXHIBIT INDEX

Exhibit No.	Description
3.1	Newmont Mining Corporation By-Laws, as amended and restated January 1, 2007